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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) August 31, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                      1-10702                34-1531521
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(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)



           500 Post Road East, Suite 320, Westport, Connecticut    06880
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               (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     (a) Terex Corporation ("Terex" or the "Company") issued a press release on October 27, 2005, in which Terex provided certain financial results for its fiscal quarter ended September 30, 2005 and updated its outlook for its year ended December 31, 2005. A copy of this press release is included as Exhibit
99.1 to this Form 8-K.

     As previously disclosed in Current Reports on Form 8-K furnished to the Securities and Exchange Commission ("SEC"), Terex has commenced a detailed internal examination in an effort to reconcile imbalances in certain of the Company's accounts, and previously has announced that the financial statements of Terex for the years ended December 31, 2000, 2001, 2002 and 2003 and for the first and second quarters of 2004 need to be restated to correct certain errors. In addition, Terex is also reviewing other historical accounting issues, including historical revenue recognition practices, certain reserve balances and certain transactions with United Rentals, Inc. Terex has placed an updated list of questions and answers on its website, www.terex.com, under the Investors section, to provide information with respect to the status of Terex's examination and restatement process, as well as the SEC investigation of the Company. A copy of these questions and answers is included as Exhibit 99.2 to this Form 8-K.

     Safe Harbor Statement. The above contains forward-looking information based on Terex's current expectations. Because forward-looking statements involve risks and uncertainties, actual results could differ materially. Such risks and uncertainties, many of which are beyond Terex's control, include among others:
Terex's business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; the sensitivity of construction, infrastructure and mining activity and products produced for the military to interest rates and government spending; the ability to successfully integrate acquired businesses; the retention of key management personnel; Terex's businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; Terex's business is international in nature and is subject to changes in exchange rates between currencies, as well as international politics; Terex's continued access to capital and ability to obtain parts and components from suppliers on a timely basis at competitive prices; the financial condition of suppliers and customers, and their continued access to capital; Terex's ability to timely manufacture and deliver products to customers; Terex's significant amount of debt and its need to comply with restrictive covenants contained in Terex's debt agreements; Terex's ability to file its periodic reports with the SEC on a timely basis; the previously announced SEC investigation of Terex; Terex's ability to ensure that all intercompany transactions will be properly recorded; compliance with applicable environmental laws and regulations; and other factors, risks and uncertainties more specifically set forth in Terex's public filings with the SEC. In addition, until the previously announced review by Terex of its accounts is concluded, no assurance can be given with respect to the financial statement adjustments, impacts and periods resulting from such review, nor can there be assurance that additional adjustments to the financial statements will not be identified. Actual events or the actual future results of Terex may differ materially from any forward looking statement due to those and other risks, uncertainties and significant factors. The forward-looking statements speak only as of the date of this document. Terex expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this document to reflect any changes in Terex's expectations with regard thereto or any changes in events, conditions, or circumstances on which any such statement is based.

Item 8.01. Other Events.

     On August 31, 2005, Joseph Apuzzo, formerly President, Terex Financial Services, resigned from his employment with the Company. Prior to serving as President, Terex Financial Services, Mr. Apuzzo served as Chief Financial Officer of the Company from October 21, 1999 until September 16, 2002.

     On September 7, 2005, Terex, Terex Financial Services, Inc. ("TFS"; Terex and TFS, collectively, "Employer") and Joseph Apuzzo entered into a Separation Agreement (the "Agreement"). A copy of the Agreement is filed as Exhibit 10.1 to this Form 8-K. The following summary is qualified in its entirety by reference to the attached Agreement.


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     Pursuant to the Agreement, Mr. Apuzzo resigned from his employment with
Employer as of August 31, 2005. Mr. Apuzzo will be paid severance equal to seventy-eight (78) weeks of salary calculated on his then current base salary and will receive medical and other benefits during this seventy-eight (78) week time period (the "Severance Period"). If Mr. Apuzzo becomes employed during the Severance Period, then the above mentioned severance payments and benefits will be reduced or terminated depending on the circumstances of Mr. Apuzzo's new employment. Other provisions of the Agreement require Mr. Apuzzo to cooperate with Employer to ensure a smooth transition following his departure and to protect any confidential information of Employer that he may have, and also prohibit Mr. Apuzzo from competing with Employer for a one year period.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 Separation Agreement, made and entered into August 31, 2005, among Terex Corporation, Terex Financial Services, Inc. and Joseph Apuzzo.

     99.1 Press release of Terex Corporation issued on October 27, 2005.

     99.2 Questions and Answers on Terex's Restatement Process.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2005

                                         TEREX CORPORATION


                                         By:  /s/ Phillip C. Widman
                                             Phillip C. Widman
                                             Senior Vice President and
                                             Chief Financial Officer







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